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                                                                       EXHIBIT 1

                       ORANGE AND ROCKLAND UTILITIES, INC.




                                   FORM OF BID




                                   $45,000,000


                     ______% DEBENTURES DUE 2029 (SERIES G)


             INTEREST RATE: _____% [(MULTIPLE OF 1/8 OR 1/20 OF 1%)]
             PRICE: _____% [(NOT LESS THAN 98% NOR MORE THAN 100%)]
         TRUE INTEREST COST: _____% [(FOR INFORMATIONAL PURPOSES ONLY)]
       NOTE: PRICE TO PUBLIC MAY NOT EXCEED 100%, PLUS ACCRUED INTEREST.

                                                                 [       ], 1999

ORANGE AND ROCKLAND UTILITIES, INC.
c/o Winthrop, Stimson, Putnam & Roberts
Attention:  Michael F. Cusick
One Battery Park Plaza
New York, NY  10004-1490
Fax:  212-858-1500

Ladies and Gentlemen:

         Referring to the Notice of Sale (the "Notice of Sale"), dated
[         ], 1999, inviting bids for the purchase of $45,000,000 aggregate
principal amount of    % Debentures Due 2029 (Series G) (the "Debentures") of
Orange and Rockland Utilities, Inc. (the "Company"), and subject to the
Statement of Terms and Conditions Relating to Bids, of the same date (the "Statement of Terms and Conditions"), the persons, firms or corporations (or the person, firm or corporation) named in the attached Schedule A (the "Bidders") submit the following bid for the purchase of the Debentures:
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         1. The stated interest rate to be borne by the Debentures and the price
(stated as a percentage of the principal amount) to be paid to the Company for the Debentures shall be as set forth above; and the Bidders, severally and not jointly, hereby offer to purchase the Debentures from the Company at such price, upon the terms and conditions set forth in the Terms of Purchase annexed hereto in the aggregate principal amount set forth opposite its name in Schedule A attached hereto.

         2. If this bid is accepted by the Company, the annexed Terms of Purchase shall become effective without any separate execution thereof; the accepted bid and the Terms of Purchase, together, shall constitute the agreement between the Company and the Bidders; and all rights of the Company and the Bidders shall be determined solely in accordance with the terms thereof, subject, however, to such modifications therein as may be necessary and as are contemplated by the Statement of Terms and Conditions.

         3. The Bidders agree that (a) their offer included in this bid shall be irrevocable until 12:00 Noon, New York Time, on the date fixed for the presentation hereof, unless such bid is sooner returned or rejected by the Company; and (b) if this bid shall be accepted they will forthwith furnish to the Company the information with respect to the public offering, if any, of the
Debentures which is required to complete the prospectus dated            , 1999
relating to the Debentures (the "Bidding Prospectus"). The Bidders specifically agree that the initial price to the public may not exceed 100% of the principal amount of the Debentures, plus accrued interest.

         4. The Notice of Sale is not intended as a disclosure document and Bidders are required to obtain and carefully review the Bidding Prospectus before submitting a bid.

         5. This bid shall be deemed rejected by the Company if it shall not have been accepted by the Company by 12:00 Noon, New York Time, on the date fixed for the presentation thereof.

         6. The validity and interpretation of this bid shall be governed by the laws of the State of New York.

         7. Each of the Bidders acknowledges receipt of a copy of the Bidding Prospectus relating to the Debentures referred to in the Notice of Sale.

         8. Each Bidder has provided, for informational purposes only, the "true interest cost" of its bid calculated in accordance with Paragraph 3 of the Statement of Terms and Conditions but acknowledges that the Company's calculation of the "true interest cost" shall be final.


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         9. The undersigned hereby represents that it or they have been authorized by the Bidders to sign this bid on their behalf and to act for them in the manner provided herein, in the Statement of Terms and Conditions and in the Terms of Purchase annexed hereto.

                                          Very truly yours,
                                          Representative

                                          _____________________________________

                                          By: _________________________________
                                          Name:
                                          Title:
                                          Address:


                                          Accepted:
                                          Orange and Rockland Utilities, Inc.

                                          By: _________________________________

THIS FORM OF BID MUST BE SIGNED AND SUBMITTED WITH THE ATTACHED SCHEDULE A COMPLETED.


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                                   SCHEDULE A



PURCHASERS                                        PRINCIPAL AMOUNT OF DEBENTURES


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                                                                       Exhibit 1

                      ORANGE AND ROCKLAND UTILITIES, INC.
                         ______________________________

                               TERMS OF PURCHASE
                        (to be attached to Form of Bid)

     1. PURCHASERS AND REPRESENTATIVE. If there shall be two or more persons, firms or corporations named in Schedule A to the attached Form of Bid (the "BID"), the term "PURCHASERS," as used in the Purchase Agreement (as hereinafter defined), shall be deemed to mean the persons, firms or corporations so named (including the Representative hereinafter mentioned), and the term "REPRESENTATIVE," as used in the Purchase Agreement, shall be deemed to mean the representative or representatives by whom or on whose behalf the Bid has been signed. Except as otherwise specified in the Purchase Agreement, all obligations of the Purchasers hereunder are several. If there shall be only one person, firm or corporation named in said Schedule A, the term "Purchasers" and the term "Representative," as used in the Purchase Agreement, shall mean such person, firm or corporation.

     2. BACKGROUND. (a) Orange and Rockland Utilities, Inc., a New York corporation (the "COMPANY"), proposes to issue and sell to the Purchasers an
aggregate of $45,000,000 in principal amount of its     % Debentures Due 2029
(Series G) (the "DEBENTURES") subject to the terms and conditions set forth herein and in the Bid, which together shall constitute the purchase agreement (the "PURCHASE AGREEMENT"). The Debentures will be issued pursuant to resolutions adopted by the Company on November 5, 1998 and February 4, 1999 (the "RESOLUTIONS"), and issued pursuant to the provisions of an Indenture, dated as of March 1, 1990, as amended and supplemented by the First Supplemental Indenture, dated as of March 7, 1990, the Second Supplemental Indenture, dated as of October 15, 1992, the Third Supplemental Indenture, dated as of March 1, 1993, the Fourth Supplemental Indenture, dated as of December 1, 1997 and as to be further supplemented by a Fifth Supplemental Indenture to be dated as of March 1, 1999 relating to the Debentures, between the Company and The Bank of New York, as trustee (the "TRUSTEE") (such Indenture, as so supplemented, the "INDENTURE").

           (b) Any reference in the Purchase Agreement to the Registration Statement, the Bidding Prospectus or the Final Prospectus (all as hereinafter defined) shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed by the Company under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Bidding Prospectus or the Final Prospectus, as the case may be; and any reference in the Purchase Agreement to the terms "amend," "amendment"

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or "supplement" with respect to the Registration Statement, the Bidding
Prospectus or the Final Prospectus shall be deemed to refer to and include the filing by the Company of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Bidding Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

     3. AGREEMENTS TO SELL AND PURCHASE. On the terms and subject to the conditions of the Purchase Agreement, and in reliance on the representations, warranties and covenants in the Purchase Agreement from the Company to the Purchasers, each Purchaser will severally buy from the Company, and the Company will sell to such Purchaser, the principal amount of the Debentures set forth opposite the name of such Purchaser in Schedule A to the Bid. The purchase price of the Debentures will be the price set forth in the Bid (the "PURCHASE PRICE") and shall be payable in immediately available funds.

     4. DELIVERY AND PAYMENT. (a) Delivery of, and payment of the Purchase Price for, the Debentures shall be made at the offices of Winthrop, Stimson, Putnam & Roberts, One Battery Park Plaza, New York, New York 10004, or such other location as may be mutually acceptable. Such delivery and payment shall
be made at 10:00 a.m. New York City Time, on [       ], 1999 or at such other
time as shall be at agreed upon by the Representative and the Company. The time and date of such delivery and the payment are herein called the "CLOSING DATE."

           (b) One or more of the Debentures in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount equal to the aggregate principal amount of the Debentures (collectively, the "GLOBAL DEBENTURE"), shall be delivered by the Company to the Purchasers (or as the Purchasers direct).

     5. AGREEMENTS OF THE COMPANY. The Company hereby agrees with the Purchasers as follows:

           (a) Prior to the termination of the offering of the Debentures, the Company will not file any amendment to the Registration Statement or supplement to the Bidding Prospectus or the Final Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished the Representative a copy for review by the Purchasers prior to filing. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Purchasers of such timely filing. The Company will promptly advise the Purchasers (i) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of the Debentures, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement or for any supplement to the Final Prospectus or of any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Debentures for sale in any



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jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

           (b) If, at any time when a prospectus relating to the Debentures is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the first sentence of paragraph
(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Final Prospectus to the Purchasers in such quantities as the Representative may reasonably request.

           (c) As soon as practicable, the Company will make generally available to its security holders an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

           (d) The Company will furnish to the Purchasers and counsel for the Purchasers, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by a Purchaser or dealer may be required by the Act, as many copies of the Final Prospectus and any supplement thereto as the Purchasers may reasonably request.

           (e) The Company will arrange, if necessary, for the qualification of the Debentures for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Debentures; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Debentures, in any jurisdiction where it is not now so subject.

           (f) Whether or not the transactions contemplated in the Purchase Agreement are consummated or the Purchase Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under the Purchase Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and accountants of the Company in connection with the sale and delivery of the Debentures to the Purchasers and all other fees and expenses in connection with the preparation, printing and distribution of the Registration Statement, the Bidding Prospectus and the Final Prospectus and all amendments and supplements to any of the foregoing (including financial statements) specified in Section 5(b), (ii) all costs and expenses related to the delivery of the Debentures to the Purchasers, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing the Purchase Agreement and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Debentures,
(iv) all expenses in connection with the registration or qualification of the Debentures for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky


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
memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Purchasers in connection with such registration or qualification and memoranda relating thereto not to exceed $1,500), (v) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Debentures, (vi) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (vii) any fees charged by rating agencies for the rating of the Debentures, and (viii) and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

           (g) To obtain the approval of DTC for "book-entry" transfer of the Debentures, and to comply with all of its agreements set forth in the representation letter of the Company to DTC relating to the approval of the Debentures by DTC for "book-entry" transfer.

           (h) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company substantially similar to the Debentures (other than (i) the Debentures and (ii) commercial paper and notes payable to banks issued in the ordinary course of business), without the prior written consent of the Purchasers.

           (i) To furnish the Purchasers with copies of all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act subsequent to the time the Registration Statement becomes effective and prior to the termination of the offering of the Debentures.

           (j) So long as may be required by law for the distribution of the Debentures by the Purchasers, the Company will comply with all requirements under the Exchange Act relating to the timely filing with the Commission of its reports pursuant to Section 13 of the Exchange Act and of its proxy statements pursuant to Section 14 of the Exchange Act.

           (k) To use its best efforts to do and perform all things required or necessary to be done and performed under the Purchase Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Debentures.

     6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. As of the date of the Purchase Agreement, the Company represents and warrants to, and agrees with the Purchasers that:

           (a) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (file number
333-[      ]) on such form (the "REGISTRATION STATEMENT"), including a form of prospectus, for registration under the Act of the Debentures. The Company may have filed one or more amendments thereto each of which has previously been furnished to the Purchasers. The Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purposes are pending before or, to the knowledge of the Company, threatened by the Commission. The prospectus contained in the Registration Statement when it became effective, is herein referred to as the "BIDDING PROSPECTUS." The Company will next file with the Commission a final prospectus (the "FINAL PROSPECTUS") relating to the Debentures in accordance with Rules 430A and 424(b). The Company has included in the Registration Statement as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Final Prospectus. As filed, the Final Prospectus shall contain all Rule 430A Information, together with all other such required information.

           (b) On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the


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
statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in the Purchase Agreement or in writing to the Company by or on behalf of any Purchasers through the Representative specifically for inclusion the Final Prospectus (or any supplement thereto).

     (c) Each of the Company and its subsidiaries has been duly incorporated or organized, is validly existing in good standing under the laws of its jurisdiction of incorporation or organization and has the power and authority to carry on its business as described in the Final Prospectus and the Registration Statement and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

     (d) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

     (e) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been validly executed and delivered by the Company.
When the Indenture has been duly executed and delivered by the Company, and assuming it has been duly executed by, and constitutes the valid, binding and enforceable agreement of, the Trustee, the Indenture will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally,
(ii) equitable principles of general applicability and (iii) any implied covenant of good faith and fair dealing. On the Closing Date, the Indenture will have been duly qualified under the Trust Indenture Act.

     (f) The Debentures have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Debentures have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of the Purchase Agreement, the Debentures will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally, (ii) equitable principles of general applicability and (iii) any implied covenant of good faith and fair dealing. On the Closing Date, the Debentures will conform as to legal matters to the description thereof contained in the Final Prospectus.

     (g) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement,


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covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound except for violations or defaults which would not, in the aggregate, have a Material Adverse Effect.

     (h) The execution, delivery and performance of the Purchase Agreement and the Indenture by the Company, compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, to which the Company is a party or by which the Company or its property is bound, (ii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, or its property, or (iii) result in the imposition or creation of (or the obligation to create or impose) a lien under, any agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound.

     (i) An appropriate order or orders have been entered by the New York Public Service Commission ("NYPSC"), authorizing the issuance and sale of the Debentures; said order or orders are in full force and effect and are not subject to any pending appeal or request for rehearing or reconsideration; such order or orders are sufficient to authorize the issuance and sale of the Debentures by the Company pursuant to the Purchase Agreement; and no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required to permit the issuance and sale of the Debentures by the Company pursuant to the Purchase Agreement.

     (j) The Company and its subsidiaries are exempt from the provisions of the Public Utility Holding Company Act of 1935, except for the provisions of
Section 9(a)(2) thereof.

     (k) Except as disclosed in the Final Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

     (l) The accountants, Arthur Andersen LLP, that have certified the financial statements incorporated by reference in the Final Prospectus and the Registration Statement are independent public accountants with respect to the Company, as required by the Act and the Exchange Act. The historical financial statements, together with related notes, incorporated by reference in the Final Prospectus and the Registration Statement comply as to form in all material respects with the requirements applicable to registration statements on Form S-3 under the Act.

     (m) The historical financial statements, together with related schedules and notes incorporated by reference in the Final Prospectus and the Registration Statement (and any

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amendment or supplement thereto), comply as to form in all material respects with the requirements of the Act and present fairly the consolidated financial position, results of operations and consolidated cash flow of the Company and its subsidiaries on the basis stated in the Final Prospectus and the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Final Prospectus and the Registration Statement (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

     (n) Since the respective dates as of which information is given in the Registration Statement, the Bidding Prospectus or the Final Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of the Purchase Agreement), (i) there has not occurred any material adverse change in the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

     (o) Each certificate signed by an officer of the Company and delivered to the Purchasers or counsel for the Purchasers shall be deemed to be a representation and warranty by the Company to the Purchasers as to the matters covered thereby.

     (p) The documents incorporated by reference in the Registration Statement, the Bidding Prospectus and the Final Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, complied in all material respects with the applicable requirements of the Exchange Act and the rules thereunder, and any further documents so filed and incorporated by reference will, when they are filed with the Commission, comply in all material respects with the applicable requirements of the Exchange Act and the rules thereunder. None of such documents, when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

     The Company acknowledges that the Purchasers and, for purposes of the opinions to be delivered to the Purchasers pursuant to Section 8 hereof, counsel to the Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     7. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Purchaser, its directors, its officers and each person, if any, who controls such Purchasers within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Bidding Prospectus or the Final Prospectus (or any amendment of supplement thereto), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Purchaser furnished in writing to the Company by any Purchaser.

           (b) Each of the Purchasers, severally and not jointly, agrees to indemnify and hold harmless the Company and its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company to the Purchasers but only with reference to information relating to such Purchaser furnished in writing to the Company by such Purchaser expressly for use in the Registration Statement, the Bidding Prospectus or the Final Prospectus.

           (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b), the Purchasers shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representative, in the case of the parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected with its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault. culpability or a failure to act. by or on behalf of the indemnified party.

           (d) To the extent the indemnification provided for in this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and each Purchaser on the other hand from the offering of the Debentures or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company, on the one hand, and each Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and each Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Debentures (before deducting expenses) received by the Company, and the total discounts and commissions received by each Purchaser bear to the total price to investors of the Debentures, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault of the Company. on the one hand, and each Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or such Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of Debentures purchased by each of the Purchasers hereunder and not joint.

     8. CONDITIONS OF PURCHASERS' OBLIGATIONS. The obligations of the Purchasers to purchase the Debentures under the Purchase Agreement are subject to the satisfaction of each of the following conditions:

           (a) The Final Prospectus shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

           (b) All the representations and warranties of the Company contained in the Purchase Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. At or prior to the Closing Date, the Company shall have performed or complied with all of its obligations and agreements contained in the Purchase Agreement and required to be performed or complied with by it at or prior to the Closing Date.

           (c) On or after the date of the Purchase Agreement, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act and (ii) there shall not have occurred any change, nor shall notice have been given of any potential or intended change, in the outlook for any rating of the Company by any such rating organization.

           (d) Since the respective dates as of which information is given in the Registration Statement, the Bidding Prospectus or the Final Prospectus other than as set forth therein (exclusive of any amendments or supplements thereto subsequent to the date of the Purchase Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and
(iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 8(d)(i), 8(d)(ii) or 8(d)(iii) is material and adverse and makes it impracticable to market the Debentures on the terms and in the manner contemplated in the Final Prospectus.

           (e) The Purchasers shall have received on the Closing Date a certificate dated the Closing Date, signed by the Chief Executive Officer or any Vice President and the Chief Financial Officer or the Treasurer or any Assistant Treasurer of the Company, confirming the matters set forth in Sections 8(a) and 8(b).

           (f) The Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of G. D. Caliendo, Senior Vice President, General Counsel and Secretary of the Company, to the effect set forth in Exhibit A.

           (g) The Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Winthrop, Stimson, Putnam & Roberts, counsel for the Company, to the effect set forth in Exhibit B.

           (h) The Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Thelen Reid & Priest LLP, counsel for the Purchasers, to the effect set forth in Exhibit C.

           (i) At the Closing Date, Arthur Andersen LLP shall have furnished to the Purchasers a letter, dated as of the Closing Date, in form and substance satisfactory to the Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and Final Prospectus.

     9. EFFECTIVENESS OF AGREEMENT AND TERMINATION. The Purchase Agreement shall become effective upon the acceptance by the Company of the Bid.

     The Purchase Agreement may be terminated at any time prior to the Closing Date by the Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Purchasers' judgment, is material and adverse and makes it impracticable to market the Debentures on the terms and in the manner contemplated in the Final Prospectus,
(ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over- the-counter market or (iv) the declaration of a banking moratorium by either federal or New York State authorities.

     If on the Closing Date any Purchasers shall fail or refuse to purchase the Debentures which it has agreed to purchase hereunder on such date and the aggregate principal amount of the Debentures which such defaulting Purchaser agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Debentures to be purchased on such date by all Purchasers, the non-defaulting Purchasers shall be obligated severally, in the proportion which the principal amount of the Debentures set forth opposite its name in the Bid bears to the aggregate principal amount of the Debentures which the non-defaulting Purchaser has agreed to purchase, or in such other proportion as the Representative may specify, to purchase the Debentures which such defaulting Purchaser agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Debentures which any Purchaser has agreed to purchase pursuant to Section 2(a) hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of the Debentures without the written consent of such Purchaser. If on the Closing Date any Purchaser shall fail or refuse to purchase the Debentures and the aggregate principal amount of the Debentures with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Debentures to be purchased by the Purchasers and arrangements satisfactory to the Purchasers and the Company for purchase of such Debentures are not made within 48 hours after such default, the Purchase Agreement will terminate without liability on the part of any non- defaulting Purchaser and the Company. In any such case which does not result in termination of the Purchase Agreement, either the Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Purchaser from liability in respect of any default of any such Purchaser under the Purchase Agreement.

     10. MISCELLANEOUS. Notices given pursuant to any provision of the Purchase Agreement shall be addressed as follows: (i) if to the Company, to Orange and Rockland Utilities, Inc., One Blue Hill Plaza, Pearl River, New York 10965, Attention: Office of the Treasurer and (ii) if to the Purchasers, to the Representative at the address set forth in the Bid, or in any case to such other address as the person to be notified may have requested in writing.

     The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Purchasers set forth in or made pursuant hereto shall remain operative and in full force and effect, and will survive delivery of and payment for the Debentures, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Purchasers, the officers or directors of the Purchasers, any person controlling the Purchasers, the Company, the officers or directors of the Company or any person controlling the Company and (ii) acceptance of the Debentures and payment for them hereunder. Upon any termination of the Purchase Agreement, (a) the provisions of Section 7 hereof shall survive such termination and (b) the Company shall remain liable for all expenses which it has agreed to pay pursuant to Section 5(f) hereof.

     Except as otherwise provided, the Purchase Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Purchasers, the Purchasers' directors and officers, any controlling persons referred to in the Purchase Agreement, the directors of the Company and the respective successors and assigns of each of the aforementioned, all as and to the extent provided in the Purchase Agreement, and no other person shall acquire or have any right under or by virtue of the Purchase Agreement. The term "successors and assigns" shall not include a purchaser of any of the Debentures from the Purchasers merely because of such purchase.

     The Purchase Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     The Purchase Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     11. DEFINITIONS. The terms which follow, when used in the Purchase Agreement, shall have the meanings indicated.

     "Act" shall mean the Securities Act of 1933, as amended.

     "Bidding Prospectus" shall have the meaning set forth in Section 6(a) hereof.

     "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

     "Closing Date" shall have the meaning set forth in Section 4 hereof.

     "Commission" shall mean the Securities and Exchange Commission.

     "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Execution Time" shall mean the date and time that the Bid is accepted by the Company.

     "Final Prospectus" shall have the meaning set forth in Section 6(a) hereof.

     "Material Adverse Effect" shall have the meaning set forth in Section 6(c) hereof.

     "Purchase Price" shall have the meaning set forth in Section 3 hereof.

     "Registration Statement" shall mean the registration statement referred to in Section 6(a) above, including exhibits and financial statements, as amended at the time it becomes effective and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

     "Rule 415," "Rule 424," "Rule 430A" and "Rule 462" refer to such rules under the Act.

     "Rule 430A Information" shall mean information with respect to the Debentures and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

     "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended.

                                                                       Exhibit A

                               [Form of Opinion]

                      [Letterhead of Orange and Rockland]





                                          [                    ], 1999

[Address of Representative/Purchasers]


     Re:  $45,000,000 in aggregate principal amount of       % Debentures Due
          2029 (Series G) (the "Series G Debentures") of Orange and Rockland Utilities, Inc. (the "Company"), issued under an Indenture dated as of March 1, 1990, as supplemented by the First Supplemental Indenture, dated as of March 7, 1990, as supplemented and amended by the Second Supplemental Indenture, dated as of October 15, 1992, as supplemented by the Third Supplemental Indenture, dated as of March 1, 1993, as supplemented and amended by the Fourth Supplemental Indenture, dated as of December 1, 1997 and as further supplemented and amended by a Fifth Supplemental Indenture, dated as of March 1, 1999 (collectively, the "INDENTURE"), from the Company to The Bank of New York, Trustee (the "TRUSTEE")

Ladies and Gentlemen:

     This opinion is furnished to you as the Purchasers under the Bid and Terms
of Purchase dated [                         ], 1999 among you and the Company
(the "Purchase Agreement") relating to the issue and sale by the Company of the Series G Debentures. This opinion is being rendered to you at the request of the Company. All capitalized terms not defined herein have the meanings specified in the Purchase Agreement.

     I have examined, in addition to the documents listed in subparagraphs
(a) through (h) on page 2 of this opinion:

           (a) The Registration Statement, dated [                 ], 1999,
               relating to the Series G Debentures, including the documents incorporated therein by reference (the "Registration Statement").

           (b) The bidding prospectus relating to the Series G Debentures contained in the Registration Statement when it became effective.

           (c) The final prospectus relating to the Series G Debentures in accordance with Rules 430A and 424(b) (the "Final Prospectus").

           (d) To the extent deemed appropriate, minutes of meetings of the stockholders and the Board of Directors (and committees thereof) of the Company, including copies of resolutions relating to the issue and sale of the Series G Debentures adopted by the Board of Directors of the Company at meetings held on November 5, 1998 and February 4, 1999.

     As General Counsel of the Company, I am familiar with the affairs of the Company and the contents of the Registration Statement and Final Prospectus. Except with respect to and as explained in paragraph 7 below, I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Final Prospectus and make no representation that I have independently verified the accuracy, completeness or fairness of such statements.

     In connection with the opinions expressed below, in addition to my review of the documents referred to above and my discussions with members of my staff who have assisted me in this transaction, either my staff or I have examined and relied upon originals, or copies identified to my satisfaction, of such certificates, receipts, records and other documents as are necessary or appropriate, including:

           (a) The Restated Certificate of Incorporation of the Company as now in effect.

           (b) The By-laws of the Company as now in effect.

           (c) The Petition of the Company to the Public Service Commission of the State of New York (the "NYPSC") filed October 6, 1998 and a copy of the order of the NYPSC with respect thereto effective February 8, 1999.

           (d) The Purchase Agreement.

           (e) The Indenture.

           (f) A form of Series G Debenture.

           (g) Such records in the office of the Secretary of State of the State of New York as are necessary for the purpose of this opinion.

           (h) A certificate delivered on the date hereof pursuant to Section 8(e) of the Purchase Agreement.

     Based upon and subject to the foregoing, it is my opinion that:

     1. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of New York and has the corporate power and authority to carry on its business as described in the Registration Statement and Final Prospectus and to own, lease and operate its properties.

     2. The Company is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

     3. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

     4. The execution, delivery and performance of the Purchase Agreement and the Indenture by the Company, compliance by the Company with all provisions thereof and the consummation of the transactions contemplated thereby will not
(i) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Restated Certificate of Incorporation or By-laws of the Company or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, to which the Company is a party or by which the Company or any of its property is bound, (ii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company or any of its property or (iii) result in the imposition or creation of (or the obligation to create or impose) a lien under any agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound.

     5. An appropriate order or orders have been entered by the NYSPC, authorizing the issuance and sale of the Series G Debentures; said order or orders are in full force and effect and are not subject to any pending appeal or request for rehearing or reconsideration; such order or orders are sufficient to authorize the issuance and sale of the Series G Debentures by the Company pursuant to the Purchase Agreement; and no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required to permit the issuance and sale of the Series G Debentures by the Company pursuant to the Purchase Agreement.

     6. After due inquiry, except as disclosed in the Registration Statement or Final Prospectus, I do not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

     7. I have no reason to believe that the Registration Statement, at the Effective Date (including the Rule 430A Information) (except for the financial statements, related financial schedules and other financial and statistical information contained or incorporated by reference in the Registration Statement and the statements contained in the Form T-1 filed as an exhibit to the Registration Statement as to which I express no opinion or belief), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as of its issue date or at the date hereof (except for the financial statements, related financial schedules and other financial and statistical information contained or incorporated by reference in the Final Prospectus as to which I express no opinion or belief), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date such documents were first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable rules and regulations of the Commission thereunder or pursuant to said rules and regulations are deemed to comply therewith. My opinion and belief are based upon my participation in the preparation of the Registration Statement and the Final Prospectus and review and discussion of the contents thereof, but are without independent check or verification except as specified.

     This opinion is being delivered to you pursuant to the Purchase Agreement solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose or to be provided to any other person without my express written consent.

                                                        Very truly yours,

                                                        G. D. Caliendo

                                                                       Exhibit B

                               [Form of Opinion]

              [Letterhead of Winthrop, Stimson, Putnam & Roberts]





                          [                   ], 1999




[Address of Representative/Purchasers]

Ladies and Gentlemen:

     We have acted as counsel to Orange and Rockland Utilities, Inc., a corporation organized and existing under the laws of the State of New York (the "Company"), in connection with the issuance and sale by the Company of $45,000,000 aggregate principal amount of the Company's % Debentures Due 2029 (Series G) (the "Series G Debentures") pursuant to the Bid and Terms of Purchase
dated [                    ], 1999 (the "Purchase Agreement") among the Company
and purchasers named in Schedule A to the Bid (the "Purchasers"). Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.

     In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (a) a specimen of the Series G Debentures,
(b) the Registration Statement (c) the Bidding Prospectus, (d) the Final Prospectus (e) the Purchase Agreement, (f) the Indenture, (g) a good standing certificate of the Company in respect of the State of New York and (h) such other instruments, records and documents as we have deemed necessary in order to enable us to render this opinion. As to various questions of fact, we have relied on (i) representations and warranties made by the Company in the Purchase Agreement and statements in the Registration Statement, Bidding Prospectus and Final Prospectus and (ii) certificates of officers and other representatives of the Company and of public officials. With your permission, we have not independently verified or investigated, nor do we assume any responsibility for, the factual accuracy or completeness of such representations and warranties, statements or certificates. We have assumed the genuineness of all signatures, the capacity of natural persons, the authenticity of all documents and materials submitted to us as originals, the conformity with, and the authenticity of, the originals of all documents and materials submitted to us as copies and the accuracy and correctness of all statements of fact contained therein. We have assumed that each of the Purchase Agreement and the Indenture has been duly authorized, executed and delivered by the parties thereto (other than the Company).

     On the basis of the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

           (i) The Series G Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of the Purchase Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as may be limited by (x) bankruptcy, insolvency, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally, (y) equitable principles of general applicability and (z) any implied covenant of good faith and fair dealing.

           (ii) The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as may be limited by (x) bankruptcy, insolvency, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally, (y) equitable principles of general applicability and (z) any implied covenant of good faith and fair dealing; the Indenture is qualified under the Trust Indenture Act and, to the best of our knowledge, no proceedings to suspend such qualification have been instituted or threatened by the Commission.

           (iii) The statements under the "Description of Debentures" in the Final Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings.

           (iv) The Company and its subsidiaries are exempt from the provisions of the Holding Company Act, except for the provisions of Section 9(a)(2) thereof.

           (v) The Registration Statement, at the Effective Date, and the Final Prospectus, when it was filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) under the Act (other than the financial statements and other financial and statistical data contained or incorporated by reference therein and the statements contained in the Form T-1 filed as an exhibit to the Registration Statement, as to which we express no opinion), complied as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder. The Registration Statement has, to the best of our knowledge, become and is effective under the Act; and, to the best of our knowledge, no stop order has been issued and no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Act.

     In passing upon the form of the Registration Statement and the form of the Final Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included or incorporated by reference therein and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (iii) above. We have participated in certain telephone conversations and conferences with officers and other representatives of the Company, representatives of Arthur Andersen LLP, the independent certified public accountants of the Company who examined certain of the financial statements contained or incorporated by reference in the Registration Statement and Final Prospectus, representatives of the Purchasers and representatives of Thelen Reid & Priest LLP, counsel for the Purchasers, at which the contents of various parts of the Registration Statement and Final Prospectus and related matters were discussed and revised. Our examination of the Registration Statement and the Final Prospectus and our discussions in the above-mentioned conferences did not disclose to us any information which give us reason to believe that the Registration Statement, at the Effective Date (including the Rule 430A Information) (except for the financial statements, related financial schedules and other financial and statistical information contained or incorporated by reference in the Registration Statement and the statements contained in the Form T-1 filed as an exhibit to the Registration Statement as to which we express no opinion or belief), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as of its issue date or at the date hereof (except for the financial statements, related financial schedules and other financial and statistical information contained or incorporated by reference in the Final Prospectus as to which we express no opinion or belief), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     This opinion is limited to the laws of the State of New York and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction.

     In rendering this opinion we express no opinion as to any securities or Blue Sky laws or regulations of any state or local jurisdiction.

     This opinion is being delivered to you pursuant to the Purchase Agreement solely for your benefit, and is not to be used, circulated, quoted or otherwise referred to for any other purpose or to be provided to any other person without our express written consent.

                                         Very truly yours,


                                         [Winthrop, Stimson, Putnam & Roberts]

                                                                       Exhibit C

                                                  New York, New York
                                                            , 1999

[Bidder Name]
[Bidder Address]
[Bidder Address]
[Bidder Address]

     Re:  Orange and Rockland Utilities, Inc.
          $45,000,000    % Debentures Due 2029 (Series G)
          -----------------------------------------------

Ladies and Gentlemen:

     We have acted as your counsel in connection with the issuance and sale to you by Orange and Rockland Utilities, Inc. (the "Company") of $45,000,000
aggregate principal amount of the Company's    % Debentures Due 2029 (Series G)
(the "Series G Debentures"), pursuant to the Bid and Terms of Purchase dated
         , 1999 (the "Purchase Agreement") between the Company and you. Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Purchase Agreement.

     In so acting, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (a) the Registration Statement, (b) the Bidding Prospectus, (c) the Final Prospectus, (d) the Purchase Agreement and
(e) the Indenture. In addition, we have examined, and relied as to matters of fact upon, the other documents described in the closing memorandum with respect to the closing of the sale of the Series G Debentures on this date (except the certificate representing the Series G Debentures, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to enable us to render the following opinions. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original

[Bidder Name]
         , 1999
Page 2


documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

        Our opinions expressed below are limited to the law of the State of New York and the federal securities laws of the United States of America; and we do not express any opinion herein concerning any other law.

        Based upon and subject to the foregoing, we are of the opinion that:

        (1) The statements under the caption "Description of Debentures" in the Final Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings; provided, however, that we express no opinion as to the information contained therein under the subcaption "--Book-Entry, Delivery and Form";

        (2) The Indenture has been duly authorized, executed and delivered by the Company and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission;

        (3) The Registration Statement, at the Effective Date, and the Final Prospectus, when it was filed with the Commission pursuant to Rule 424(b) under the Act (other than the financial statements and other financial and statistical data contained or incorporated by reference therein and the statements contained in the Form T-1 filed as an exhibit to the Registration Statement, as to which we express no opinion), complied, or were deemed to have complied, as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; and

[Bidder Name]
         , 1999
          the Registration Statement has, to the best of our knowledge, become and is effective under the Act; and, to the best of our knowledge, no stop order has been issued and no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Act;

     (4) The opinions furnished pursuant to Section 8(f) and 8(g) of the Terms of Purchase are in substantially acceptable legal form, although we have not, except as set forth in subparagraphs (1), (2) and (3), independently considered the matters covered by such opinions to the extent necessary to enable us to express the conclusions stated therein; and

     (5) The documents delivered to you on the date hereof are substantially responsive to the requirements of the Purchase Agreement.

     In the course of the preparation of the Registration Statement and the Final Prospectus, we had discussions with certain officers, employees and counsel for the Company and representatives of the Company's independent public accountants, at which the contents of the Registration Statement and the Final Prospectus and related matters were discussed, and we have considered the information set forth in the Registration Statement and the Final Prospectus in light of the matters required to be set forth therein. Although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus (except to the extent set forth in paragraph 3 above), we advise you that, on the basis of the foregoing, no facts have come to our attention which lead us to believe that the Registration Statement, at the Effective Date (including the Rule 430A Information) (except for the financial statements, related financial schedules and other financial and statistical information contained or incorporated by reference in

[Bidder Name]

        , 1999

Page 4

the Registration Statement and the statements contained in the Form T-1 filed as an exhibit to the Registration Statement as to which we express no opinion or belief) contained, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus, as of its issue date or at the date hereof (except for the financial statements, related financial schedules and other financial and statistical information contained or incorporated by reference in the Final Prospectus as to which we express no opinion or belief) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no belief is expressed with respect to the information contained in the Final Prospectus under the caption "Description of Debentures -- Book-Entry, Delivery and Form."

     This letter is solely for the benefit of the addressee hereof in connection with the Purchase Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.


                                        Very truly yours,




                                        THELEN REID & PRIEST LLP








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